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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     / / Definitive Proxy Statement

     /X/ Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE UNITED STATES SHOE CORPORATION
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     /X/ Fee paid previously with preliminary materials.

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                              TO VOTE BY TELEPHONE

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We have provided you with the opportunity to vote by telephone free of charge up until the time of the shareholder meeting. To vote by telephone, please follow the instructions below:

1. Call toll-free (800) 437-7699, anytime.

2. Tell the operator you wish to send a collect proxygram to I.D.
   No.        , U.S. Shoe.
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3. State your name, address, telephone number, and social security number.

4. Tell the operator how you wish to vote. The operator will have the exact text of the PINK proxy card to be completed by you.

5. For confirmation, the operator will promptly telephone you at the number you provided.

If you have any questions or require assistance with voting, please call D.F. King & Co., toll-free at (800) 628-8528.
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